UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 5, 2004
                        ---------------------------------
                        (Date of earliest event reported)


                             ROYCE BIOMEDICAL, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                   000-29895                98-0206542
--------------------------------     -----------          -------------------
(State or other jurisdiction of      Commission            (I.R.S. Employer
 incorporation or organization)      File Number          Identification No.)

                            433 Town Center Suite 316
                             Corte Madera, CA 94925
                  --------------------------------------------
               (Address of principal offices, including Zip Code)

                                 (415) 738-8887
                              ---------------------
              (Registrant's telephone number, including area code)

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of December 5, 2004, Mr. Yan Xiao Wen resigned as a member of the Board of Royce Biomedical, Inc., a Nevada corporation ("Royce").

Section 8 - Other Events

Item 8.01 - Other Events

Messrs. Donald Gee, Joseph C Sienkiewicz and Robert Vivacqua , the remaining member of the Board of Directors of Royce, appointed two new directors to the Board. These new members will serve as board members until the earlier of their resignation, dismissal or the election by the shareholders of Royce at an annual shareholder meeting for a new term.

The new appointees are Denis Gallant and Conrad Lacker. After the appointment of the two new directors, the Board of Directors formed an independent Audit Committee and an independent Compensation Committee. Mr. Gallant was appointed as Chairman of the Audit Committee and Messrs. Robert Vivacqua and Joseph C. Sienkiewicz were appointed as members. Mr. Lacker was appointed as Chairman of the Compensation Committee and Messrs. Donald Gee and Denis Galant were appointed as members.

Business Experience

The following is a brief account of the education and business experience of each director and executive officer during the past five years, and any other directorships held in reporting companies. There are no family relationships among the persons described below.

Denis Gallant
-------------
Denis Gallant currently serves as chief financial officer with InteliSys Aviation Systems of America Inc., a public company specializing in aviation industry software development. Mr. Gallant comes with over 10 years of experience in the finance and accounting field. Denis has gained many years of valuable experience holding various senior positions in finance within companies reporting to the Securities and Exchange Commission of the United States such as InteliSys. Mr. Gallant speaks two languages and holds a Bachelor of Business Administration degree with a Major in Accounting.

Conrad Lacker
-------------
Mr. Lacker ahs been a merchandising and sales professional all of his business career. Prior to founding TC Kidco Inc., he was the founder and President of Suzy Creamcheese (Canada) Ltd., a retail chain. The company controlled in excess of 50 stores in Canada and Hawaii, USA. After selling his interest in Suzy Creamcheese (Canada) Ltd., in 1987, he has been active as an investor in a variety of companies. He has a proven track record with startup business concepts. Currently he is Director of Yankee Hat Minerals Ltd., a TSX Venture publicly listed mineral exploration company.


SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Royce Biomedical, Inc.

By: /s/ Joseph C. Sienkiewicz
    ------------------------------
    Joseph C. Sienkiewicz, Secretary

Date:    February 14, 2005